SunTrust Banks, Inc. and Subsidiaries

FINANCIAL HIGHLIGHTS

	Three Months Ended		% Change	Six Months Ended		% Change
	2003	2002		2003	2002
EARNINGS & DIVIDENDS
Period Ended June 30
(Dollars in millions except per share data)
Net income	$330.4	$343.7	(3.9)%	$658.2	$648.6	1.5%
Earnings per share
Diluted	$1.17	$1.20	(2.5)	$2.34	$2.26	3.5
Basic	1.19	1.22	(2.5)	2.37	2.29	3.5
Dividends paid per common share	0.45	0.43	4.7	0.90	0.86	4.7
Average shares outstanding (000s)
Diluted	280,287	287,288	(2.4)	280,806	287,331	(2.3)
Basic	277,397	283,293	(2.1)	278,011	283,672	(2.0)

KEY RATIOS
Return on average total assets[1]	1.11%	1.29%	(14.0)%	1.12%	1.24%	(9.7)%
Return on average assets less net unrealized gains on securities[1]	1.13	1.33	(15.0)	1.14	1.27	(10.2)
Return on average total equity[1]	14.95	15.77	(5.2)	15.04	15.27	(1.5)
Return on average realized equity[1]	17.87	19.97	(10.5)	18.01	19.19	(6.1)
Net interest margin[2]	3.05	3.48	(12.4)	3.13	3.50	(10.6)
Efficiency ratio[2]	59.53	55.73	6.8	59.40	56.92	4.4
Period Ended June 30
Book value per share	32.62	31.41	3.9
Equity to assets	7.59	8.33	(8.8)
Tier 1 capital ratio	7.40[3]	7.71	(4.0)
Total capital ratio	11.30[3]	12.13	(6.8)
Tier 1 leverage ratio	7.28[3]	7.62	(4.5)

CONDENSED BALANCE SHEETS (Dollars in millions)
Average Balances
Securities available for sale	$22,952	$19,830	15.7%	$23,103	$19,396	19.1%
Loans held for sale	8,255	3,455	138.9	8,151	3,768	116.3
Loans	74,311	70,985	4.7	73,684	70,343	4.7
Other earning assets	3,381	3,349	1.0	3,296	3,201	3.0
Allowance for loan losses	(952)	(934)	1.9	(947)	(916)	3.4
Intangible assets	1,586	1,624	(2.3)	1,570	1,405	11.7
Other assets	9,915	8,183	21.2	10,008	8,452	18.4

Total assets	$119,448	$106,492	12.2	$118,865	$105,649	12.5

Consumer and commercial deposits	$69,097	$65,466	5.5	$68,286	$63,848	7.0
Purchased liabilities[4]	23,005	15,634	47.1	23,386	16,283	43.6
Long-term debt	11,860	11,890	(0.3)	11,822	12,080	(2.1)
Other liabilities	6,622	4,759	39.1	6,545	4,872	34.3

Total liabilities	110,584	97,749	13.1	110,039	97,083	13.3
Realized shareholders' equity	7,414	6,901	7.4	7,369	6,816	8.1
Accumulated other comprehensive income	1,450	1,842	(21.3)	1,457	1,750	(16.7)

Total liabilities and shareholders' equity	$119,448	$106,492	12.2	$118,865	$105,649	12.5

Period Ended June 30
Securities available for sale	$22,211	$19,816	12.1
Loans held for sale	9,037	3,513	157.2
Loans	75,262	71,822	4.8
Other earning assets	4,283	3,550	20.6
Allowance for loan losses	(941)	(929)	1.3
Intangible assets	1,676	1,636	2.4
Other assets	9,329	8,580	8.7

Total assets	$120,857	$107,988	11.9

Consumer and commercial deposits	$71,133	$65,951	7.9
Purchased liabilities[4]	22,228	16,386	35.7
Long-term debt	11,990	11,968	0.2
Other liabilities	6,328	4,687	35.0

Total liabilities	111,679	98,992	12.8
Realized shareholders' equity	7,614	7,050	8.0
Accumulated other comprehensive income	1,564	1,946	(19.6)

Total liabilities and shareholders' equity	$120,857	$107,988	11.9

[1]	SunTrust presents a return on average assets less net unrealized gains on securities and a return on average realized equity. These performance measures exclude the net unrealized gains on the Company's securities portfolio. Due to its ownership of 48 million shares of common stock of The Coca-Cola Company, the Company believes this is a more indicative performance measure when being compared to other companies.

[2]	The net interest margin and efficiency ratios are presented on a fully taxable-equivalent (FTE) and annualized basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.

[3]	Current period tier 1 capital, total capital and tier 1 leverage ratios are estimated as of the press release date.

[4]	Purchased liabilities include foreign and brokered deposits, funds purchased and other short-term borrowings.

SunTrust Banks, Inc. and Subsidiaries

FINANCIAL HIGHLIGHTS

	Three Months Ended		% Change	Six Months Ended		% Change
	2003	2002		2003	2002
CREDIT DATA (Dollars in thousands)
Period Ended June 30
Allowance for loan losses—beginning	$931,080	$927,603	0.4%	$930,114	$867,059	7.3%
Allowance from acquisitions and other activity—net	9,324	—	100.0	9,324	15,531	(40.0)
Provision for loan losses	82,662	111,018	(25.5)	163,465	274,593	(40.5)
Net charge-offs
Business credit card	594	178	233.7	1,163	213	446.0
Consumer	24,702	23,993	3.0	60,476	49,645	21.8
Residential	3,699	2,622	41.1	6,139	4,537	35.3
Commercial	53,182	82,896	(35.8)	94,236	173,856	(45.8)

Allowance for loan losses—ending	$940,889	$928,932	1.3	$940,889	$928,932	1.3

Total net charge-offs	$82,177	$109,689	(25.1)	$162,014	$228,251	(29.0)
Net charge-offs to average loans	0.44%	0.62%	(29.0)	0.44%	0.65%	(32.3)
Period Ended June 30
Nonaccrual loans	$480,582	$478,952	0.3
Restructured loans	2,500	—	100.0

Total nonperforming loans	483,082	478,952	0.9
Other real estate owned (OREO)	20,887	18,256	14.4
Other repossessed assets	11,421	21,323	(46.4)

Total nonperforming assets	$515,390	$518,531	(0.6)

Total nonperforming loans to total loans	0.64%	0.67%	(4.5)
Total nonperforming assets to total loans plus
OREO and other repossessed assets	0.68	0.72	(5.6)
Allowance to period-end loans	1.25	1.29	(3.1)
Allowance to nonperforming loans	194.8	194.0	0.4

RECONCILEMENT OF NON-GAAP MEASURES
(Dollars in thousands)
Return on average total assets	1.11%	1.29%		1.12%	1.24%
Impact of excluding net unrealized securities gains	0.02	0.04		0.02	0.03

Return on average assets less net unrealized gains on securities	1.13	1.33		1.14	1.27

Return on average total shareholders' equity	14.95	15.77		15.04	15.27
Impact of excluding net unrealized securities gains	2.92	4.20		2.97	3.92

Return on average realized shareholders' equity	17.87	19.97		18.01	19.19

Net interest income	$799,513	$813,388		$1,621,983	$1,611,494
FTE adjustment	10,902	9,724		21,445	19,269

Net interest income—FTE	$810,415	$823,112		$1,643,428	$1,630,763

SunTrust Banks, Inc. and Subsidiaries

CONSOLIDATED BALANCE SHEETS

(Dollars in thousands)

	As of June 30		Increase/(Decrease)
	2003	2002	Amount	%
ASSETS
Cash and due from banks	$4,098,009	$3,594,815	$503,194	14.0%
Interest-bearing deposits in other banks	8,701	331,256	(322,555)	(97.4)
Trading assets	2,122,225	1,640,842	481,383	29.3
Securities available for sale[1]	22,211,036	19,816,154	2,394,882	12.1
Funds sold and securities purchased under agreements to resell	2,151,606	1,577,772	573,834	36.4
Loans held for sale	9,037,490	3,512,952	5,524,538	157.3
Loans	75,261,756	71,822,335	3,439,421	4.8
Allowance for loan losses	(940,889)	(928,932)	(11,957)	1.3

Net loans	74,320,867	70,893,403	3,427,464	4.8
Goodwill	1,059,720	966,579	93,141	9.6
Other intangible assets	616,137	669,000	(52,863)	(7.9)
Other assets	5,231,508	4,985,359	246,149	4.9

Total Assets[2]	$120,857,299	$107,988,132	$12,869,167	11.9

LIABILITIES
Noninterest-bearing consumer and commercial deposits	$19,077,066	$15,049,628	$4,027,438	26.8
Interest-bearing consumer and commercial deposits	52,055,755	50,901,361	1,154,394	2.3

Total consumer and commercial deposits	71,132,821	65,950,989	5,181,832	7.9
Brokered deposits	3,207,876	2,394,756	813,120	34.0
Foreign deposits	2,934,963	3,400,181	(465,218)	(13.7)

Total deposits	77,275,660	71,745,926	5,529,734	7.7
Funds purchased and securities sold under agreements to repurchase	15,089,770	9,289,877	5,799,893	62.4
Other short-term borrowings	995,147	1,301,476	(306,329)	(23.5)
Long-term debt	11,989,592	11,967,859	21,733	0.2
Trading liabilities	1,179,121	642,406	536,715	83.5
Other liabilities	5,149,306	4,044,310	1,104,996	27.3

Total liabilities	111,678,596	98,991,854	12,686,742	12.8

SHAREHOLDERS' EQUITY
Preferred stock, no par value	—	—	—	—
Common stock, $1.00 par value	294,163	294,163	—	—
Additional paid in capital	1,288,657	1,276,833	11,824	0.9
Retained earnings	6,727,923	5,882,712	845,211	14.4
Treasury stock and other	(696,517)	(403,128)	(293,389)	72.8

Realized shareholders' equity	7,614,226	7,050,580	563,646	8.0
Accumulated other comprehensive income	1,564,477	1,945,698	(381,221)	(19.6)

Total shareholders' equity	9,178,703	8,996,278	182,425	2.0

Total Liabilities and Shareholders' Equity	$120,857,299	$107,988,132	$12,869,167	11.9

Common shares outstanding	281,392,725	286,397,241	(5,004,516)	(1.7)
Common shares authorized	750,000,000	750,000,000	—	—
Treasury shares of common stock	12,770,032	7,765,516	5,004,516	64.4
[1]Includes net unrealized gains of:	2,474,229	3,085,923	(611,694)	(19.8)
[2]Includes earning assets of:	108,318,585	95,615,388	12,703,197	13.3

SunTrust Banks, Inc. and Subsidiaries

CONSOLIDATED STATEMENTS OF INCOME

(Dollars in thousands, except per share data)

	Three Months Ended				Six Months Ended
	June 30		Increase/(Decrease)		June 30		Increase/(Decrease)
	2003	2002	Amount	%	2003	2002	Amount	%
Interest income	$1,174,040	$1,291,952	$(117,912)	(9.1)%	$2,392,161	$2,589,541	$(197,380)	(7.6)%
Interest expense	374,527	478,564	(104,037)	(21.7)	770,178	978,047	(207,869)	(21.3)

NET INTEREST INCOME	799,513	813,388	(13,875)	(1.7)	1,621,983	1,611,494	10,489	0.7
Provision for loan losses	82,662	111,018	(28,356)	(25.5)	163,465	274,593	(111,128)	(40.5)

NET INTEREST INCOME AFTER
PROVISION FOR LOAN LOSSES	716,851	702,370	14,481	2.1	1,458,518	1,336,901	121,617	9.1

NONINTEREST INCOME

Service charges on deposit accounts	157,954	153,791	4,163	2.7	315,775	299,767	16,008	5.3
Trust and investment management income	124,215	132,171	(7,956)	(6.0)	245,010	261,258	(16,248)	(6.2)
Retail investment services	41,991	37,331	4,660	12.5	79,459	68,617	10,842	15.8
Other charges and fees	82,574	75,557	7,017	9.3	160,845	145,946	14,899	10.2
Mortgage production	82,148	2,954	79,194	2,680.9	120,952	8,775	112,177	1,278.4
Mortgage servicing	(80,122)	807	(80,929)	(10,028.4)	(127,146)	(5,525)	(121,621)	(2,201.3)
Investment banking income	57,167	52,779	4,388	8.3	90,979	97,603	(6,624)	(6.8)
Trading account profits and commissions	29,583	24,233	5,350	22.1	60,376	49,891	10,485	21.0
Credit card and other fees	32,376	31,383	993	3.2	61,049	62,610	(1,561)	(2.5)
Other noninterest income	37,668	34,944	2,724	7.8	63,875	84,091	(20,216)	(24.0)
Securities gains	31,238	55,737	(24,499)	(44.0)	73,277	119,187	(45,910)	(38.5)

Total noninterest income	596,792	601,687	(4,895)	(0.8)	1,144,451	1,192,220	(47,769)	(4.0)

NONINTEREST EXPENSE

Personnel expense	482,599	466,781	15,818	3.4	956,324	927,006	29,318	3.2
Net occupancy expense	58,563	55,927	2,636	4.7	116,285	109,937	6,348	5.8
Outside processing and software	61,022	53,989	7,033	13.0	118,076	108,258	9,818	9.1
Equipment expense	44,546	43,204	1,342	3.1	88,016	86,952	1,064	1.2
Marketing and customer development	25,583	18,244	7,339	40.2	50,462	43,439	7,023	16.2
Amortization of intangible assets	15,208	17,456	(2,248)	(12.9)	31,925	23,988	7,937	33.1
Merger-related expenses	—	—	—	—	—	15,998	(15,998)	(100.0)
Other noninterest expense	150,207	138,381	11,826	8.5	294,869	291,283	3,586	1.2

Total noninterest expense	837,728	793,982	43,746	5.5	1,655,957	1,606,861	49,096	3.1

INCOME BEFORE INCOME TAXES	475,915	510,075	(34,160)	(6.7)	947,012	922,260	24,752	2.7
Provision for income taxes	145,556	166,390	(20,834)	(12.5)	288,805	273,694	15,111	5.5

NET INCOME	$330,359	$343,685	$(13,326)	(3.9)	$658,207	$648,566	$9,641	1.5

Net interest income (taxable-equivalent)[1]	810,415	823,112	(12,697)	(1.5)	1,643,428	1,630,763	12,665	0.8
Earnings per share
Diluted	1.17	1.20	(0.03)	(2.5)	2.34	2.26	0.08	3.5
Basic	1.19	1.22	(0.03)	(2.5)	2.37	2.29	0.08	3.5
Cash dividends paid per common share	0.45	0.43	0.02	4.7	0.90	0.86	0.04	4.7
Average shares outstanding (000s)
Diluted	280,287	287,288	(7,001)	(2.4)	280,806	287,331	(6,525)	(2.3)
Basic	277,397	283,293	(5,896)	(2.1)	278,011	283,672	(5,661)	(2.0)

[1]	Net interest income includes the effects of taxable-equivalent adjustments using a federal tax rate of 35% and state income taxes where applicable to increase tax-exempt interest income to a taxable-equivalent basis.

SunTrust Banks, Inc. and Subsidiaries

SELECTED FINANCIAL INFORMATION

						Six Months Ended June 30
	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter
	2003	2003	2002	2002	2002	2003	2002
RESULTS OF OPERATIONS
(Dollars in thousands, except per share data)
Net interest income	$799,513	$822,470	$827,101	$805,114	$813,388	$1,621,983	$1,611,494
Provision for loan losses	82,662	80,803	96,500	98,699	111,018	163,465	274,593

Net credit income	716,851	741,667	730,601	706,415	702,370	1,458,518	1,336,901
Securities gains	31,238	42,039	39,547	45,813	55,737	73,277	119,187
Other noninterest income	565,554	505,620	488,177	503,070	545,950	1,071,174	1,073,033

Net credit and noninterest income	1,313,643	1,289,326	1,258,325	1,255,298	1,304,057	2,602,969	2,529,121
Noninterest expense	837,728	818,229	836,407	776,152	793,982	1,655,957	1,606,861

Income before income taxes	475,915	471,097	421,918	479,146	510,075	947,012	922,260
Provision for income taxes	145,556	143,249	81,668	136,153	166,390	288,805	273,694

Net Income	$330,359	$327,848	$340,250	$342,993	$343,685	$658,207	$648,566

Net interest income (taxable-equivalent)	810,415	833,013	837,341	815,127	823,112	1,643,428	1,630,763
Earnings per share
Diluted	$1.17	$1.17	$1.20	$1.20	$1.20	2.34	2.26
Basic	1.19	1.18	1.21	1.21	1.22	2.37	2.29
Dividends paid per common share	0.45	0.45	0.43	0.43	0.43	0.90	0.86
Average shares outstanding (000s)
Diluted	280,287	281,330	283,595	285,991	287,288	280,806	287,331
Basic	277,397	278,631	280,364	282,310	283,293	278,011	283,672

SELECTED AVERAGE BALANCES
(Dollars in millions)
Total assets	$119,448	$118,276	$114,828	$107,846	$106,492	$118,865	$105,649
Earning assets	106,606	105,249	101,895	95,562	94,741	105,931	93,974
Unrealized gains on securities available for sale	2,293	2,312	2,553	2,904	2,878	2,302	2,735
Loans	74,311	73,050	72,669	71,696	70,985	73,684	70,343
Interest-bearing liabilities	86,414	86,834	83,437	78,275	77,998	86,623	77,416
Total deposits	79,804	77,847	75,159	71,098	70,646	78,831	69,153
Shareholders' equity	8,864	8,787	8,823	8,943	8,743	8,826	8,565

SELECTED RATIOS
Net interest margin[1]	3.05%	3.21%	3.26%	3.38%	3.48%	3.13%	3.50%
Return on average total assets[2]	1.11	1.12	1.18	1.26	1.29	1.12	1.24
Return on average assets less net unrealized gains on securities[2]	1.13	1.15	1.20	1.30	1.33	1.14	1.27
Return on average total equity[2]	14.95	15.13	15.30	15.22	15.77	15.04	15.27
Return on average realized equity[2]	17.87	18.16	18.74	19.18	19.97	18.01	19.19

CREDIT DATA
(Dollars in thousands)
Allowance for loan losses—beginning	$931,080	$930,114	$929,320	$928,932	$927,603	$930,114	$867,059
Allowance from acquisitions and other activity—net	9,324	—	—	—	—	9,324	15,531
Provision for loan losses	82,662	80,803	96,500	98,699	111,018	163,465	274,593
Net charge-offs	82,177	79,837	95,706	98,311	109,689	162,014	228,251

Allowance for loan losses—ending	$940,889	$931,080	$930,114	$929,320	$928,932	$940,889	$928,932

Net charge-offs to average loans	0.44%	0.44%	0.52%	0.54%	0.62%	0.44%	0.65%
Period Ended
Nonaccrual loans	$480,582	$520,052	$510,974	$553,812	$478,952
Restructured loans	2,500	—	—	—	—

Total nonperforming loans	483,082	520,052	510,974	553,812	478,952
Other real estate owned (OREO)	20,887	18,064	17,972	15,002	18,256
Other repossessed assets	11,421	10,279	13,030	25,925	21,323

Total nonperforming assets	$515,390	$548,395	$541,976	$594,739	$518,531

Total nonperforming loans to total loans	0.64%	0.70%	0.70%	0.76%	0.67%
Total nonperforming assets to total loans plus
OREO and other repossessed assets	0.68	0.74	0.74	0.82	0.72
Allowance to period-end loans	1.25	1.26	1.27	1.28	1.29
Allowance to nonperforming loans	194.8	179.0	182.0	167.8	194.0

[1]	The net interest margin is presented on a fully taxable-equivalent (FTE) and annualized basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.

[2]	SunTrust presents a return on average assets less net unrealized gains on securities and a return on average realized equity. These performance measures exclude the net unrealized gains on the Company's securities portfolio. Due to its ownership of 48 million shares of common stock of The Coca-Cola Company, the Company believes this is a more indicative performance measure when being compared to other companies.

SunTrust Banks, Inc. and Subsidiaries

SELECTED FINANCIAL INFORMATION

						Six Months Ended June 30
	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter
	2003	2003	2002	2002	2002	2003	2002
RECONCILEMENT OF NON-GAAP MEASURES
(Dollars in thousands)
Return on average total assets	1.11%	1.12%	1.18%	1.26%	1.29%	1.12%	1.24%
Impact of excluding net unrealized securities gains	0.02	0.03	0.02	0.04	0.04	0.02	0.03

Return on average assets less net unrealized gains on securities	1.13	1.15	1.20	1.30	1.33	1.14	1.27

Return on average total shareholders' equity	14.95	15.13	15.30	15.22	15.77	15.04	15.27
Impact of excluding net unrealized securities gains	2.92	3.03	3.44	3.96	4.20	2.97	3.92

Return on average realized shareholders' equity	17.87	18.16	18.74	19.18	19.97	18.01	19.19

Net interest income	$799,513	$822,470	$827,101	$805,114	$813,388	$1,621,983	$1,611,494
FTE adjustment	10,902	10,543	10,240	10,013	9,724	21,445	19,269

Net interest income—FTE	$810,415	$833,013	$837,341	$815,127	$823,112	$1,643,428	$1,630,763

SunTrust Banks, Inc. and Subsidiaries

CONSOLIDATED DAILY AVERAGE BALANCES,

AVERAGE YIELDS EARNED AND RATES PAID

(Dollars in millions; yields on taxable-equivalent basis)

	Three Months Ended				Six Months Ended
	June 30, 2003		June 30, 2002		June 30, 2003		June 30, 2002
	Average Balances	Yields/ Rates	Average Balances	Yields/ Rates	Average Balances	Yields/ Rates	Average Balances	Yields/ Rates
Assets
Loans:
Real estate 1-4 family	$15,064.2	5.95%	$15,021.0	7.05%	$14,844.6	6.12%	$15,022.2	7.08%
Real estate construction	4,057.8	4.72	3,724.0	5.54	4,002.9	4.79	3,680.9	5.62
Real estate equity	5,874.6	4.51	3,983.4	5.01	5,647.5	4.56	3,574.7	5.20
Real estate commercial	9,192.9	5.05	8,662.2	5.97	9,149.3	5.15	8,497.0	6.06
Commercial	27,810.4	3.81	27,339.1	4.43	27,824.0	3.87	27,594.4	4.44
Business credit card	126.4	6.84	94.8	7.56	123.1	7.04	90.7	7.79
Consumer—direct	3,693.7	5.16	4,643.6	6.06	3,724.3	5.26	4,570.6	6.15
Consumer—indirect	7,993.1	6.98	7,000.4	8.03	7,852.8	7.14	6,758.0	8.10
Nonaccrual and restructured	498.4	2.39	516.6	2.40	515.6	2.20	554.9	2.48

Total loans	74,311.5	4.91	70,985.1	5.72	73,684.1	5.01	70,343.4	5.76
Securities available for sale:
Taxable	20,276.8	3.00	16,538.3	5.10	20,414.8	3.27	16,242.3	5.32
Tax-exempt	381.4	6.53	413.6	6.91	385.7	6.55	419.0	6.93

Total securities available for sale	20,658.2	3.07	16,951.9	5.15	20,800.5	3.33	16,661.3	5.36
Funds sold and securities purchased under agreement to resell	1,476.2	1.17	1,454.7	1.79	1,474.6	1.21	1,316.0	1.79
Loans held for sale	8,255.4	5.25	3,454.7	6.65	8,150.7	5.38	3,767.8	6.63
Interest-bearing deposits	10.7	1.27	352.6	1.70	11.2	1.21	340.7	1.78
Trading assets	1,894.4	0.99	1,541.5	1.57	1,810.4	0.97	1,544.4	1.61

Total earning assets	106,606.4	4.46	94,740.5	5.51	105,931.5	4.59	93,973.6	5.60
Allowance for loan losses	(952.0)		(934.0)		(947.0)		(915.8)
Cash and due from banks	3,300.5		3,196.7		3,387.5		3,278.0
Premises and equipment	1,582.1		1,623.3		1,592.7		1,618.2
Other assets	6,617.6		4,987.6		6,598.3		4,959.6
Unrealized gains on securities available for sale	2,293.4		2,877.9		2,302.4		2,735.1

Total assets	$119,448.0		$106,492.0		$118,865.4		$105,648.7

Liabilities and Shareholders' Equity
Interest-bearing deposits:
NOW accounts	$11,576.8	0.47%	$10,181.1	0.74%	$11,452.4	0.50%	$9,902.1	0.75%
Money Market accounts	22,284.1	1.03	20,369.5	1.66	22,071.4	1.07	19,783.5	1.71
Savings	6,253.3	0.82	6,436.8	1.44	6,236.0	0.86	6,354.8	1.49
Consumer time	8,039.4	2.58	9,683.0	3.80	8,236.2	2.76	9,363.7	3.95
Other time	3,395.4	2.73	3,803.6	2.64	3,418.7	2.31	3,648.5	3.08

Total interest-bearing consumer and commercial deposits	51,549.0	1.23	50,474.0	1.93	51,414.7	1.27	49,052.6	2.02
Brokered deposits	3,573.5	3.40	2,394.8	4.72	3,743.1	3.44	2,520.1	5.47
Foreign deposits	7,133.7	1.23	2,785.0	1.72	6,801.4	1.23	2,785.3	1.71

Total interest-bearing deposits	62,256.2	1.36	55,653.8	2.04	61,959.2	1.40	54,358.0	2.17
Funds purchased and securities sold under agreements to repurchase	11,694.4	1.01	9,670.5	1.40	12,166.9	1.02	9,954.5	1.39
Other short-term borrowings	603.2	1.17	783.7	1.71	674.8	1.16	1,023.2	1.60
Long-term debt	11,860.1	4.46	11,889.9	5.31	11,821.7	4.65	12,080.4	5.27

Total interest-bearing liabilities	86,413.9	1.74	77,997.9	2.46	86,622.6	1.79	77,416.1	2.55
Noninterest-bearing deposits	17,548.1		14,992.2		16,871.7		14,795.3
Other liabilities	6,621.9		4,758.8		6,545.5		4,871.8
Realized shareholders' equity	7,413.7		6,901.5		7,368.7		6,816.1
Accumulated other comprehensive income	1,450.4		1,841.6		1,456.9		1,749.4

Total liabilities and shareholders' equity	$119,448.0		$106,492.0		$118,865.4		$105,648.7

Interest rate spread		2.72%		3.05%		2.80%		3.05%

Net Interest Margin		3.05%		3.48%		3.13%		3.50%